UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2010

Vertro, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

143 Varick Street New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 231-2000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into a Material Definitive Agreement.

On April 13, 2010, Vertro, Inc. (the “Company”), released from escrow a Fourth Amendment to Lease (the “Amendment”), dated March 31, 2010, with Mick Vorbeck (“Landlord”) which amends the Lease (the “Lease”) for the Company’s Fort Myers, Florida office.  Under the terms of the Amendment the Company, among other things: (i) reduced the square footage under lease in Fort Myers, Florida from 21,880 square feet to 10,940 square feet (the “Remaining Space”); (ii) agreed to reimburse the Landlord for the difference between the base rent and common area maintenance expense under the Lease for the vacated space and the amount to be paid by the new tenant for the vacated space (the “Rent Differential); and (iii) guaranteed the obligations of the new tenant for the vacated space.

Simultaneously, with release from escrow of the Amendment, the Company released from escrow a Sublease, dated March 31, 2010, with MIVA AK, Inc. for approximately one-third of the Remaining Space (the “Subleased Space”).  Under the terms of the Sublease, among other things: (i) MIVA AK, Inc. agreed to pay base rent for the Subleased Space at the same per foot rate as the new tenant for the vacated space; (ii) MIVA AK, Inc. agreed to reimburse the Company for the Rent Differential; and (iii) MIVA AK, Inc. guaranteed the obligations of the new tenant for the vacated space.

The foregoing description of the Amendment and Sublease does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment and Sublease, which are attached hereto as Exhibit 10.1 and 10.2, respectively.

This Current Report on Form 8-K contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “will,” “plan,” “intend,” “anticipate,” “believe” or “expect’” or variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond the Company’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. The Company undertakes no obligation to update the information contained herein.

(d)	Exhibits

Exhibit No.	Description

10.1	Fourth Amendment to Lease, dated March 31, 2010, between Vertro, Inc. and Mick Vorbeck, released from escrow April 13, 2010.

10.2	Sublease, dated March 31, 2010, between Vertro, Inc. and MIVA AK, Inc., released from escrow April 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertro, Inc.

Date: April 16, 2010

By:	/s/ John B. Pisaris
John B. Pisaris
General Counsel & Secretary

Exhibit Index

Exhibit No.	Description

10.1	Fourth Amendment to Lease, dated March 31, 2010, between Vertro, Inc. and Mick Vorbeck, released from escrow April 13, 2010.

10.2	Sublease, dated March 31, 2010, between Vertro, Inc. and MIVA AK, Inc., released from escrow April 13, 2010.